UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2012

GREENWOOD GOLD RESOURCES, INC.
Exact name of registrant as specified in its charter

Nevada	000-53614	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 S. Gilbert Road, Suite 1-111, Chandler, AZ	85249
(Address of principal executive offices)	(Zip Code)

(886)788 4474
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note

This Amendment No. 1 to Form 8-K is filed to amend certain disclosure under Item 8.01 Other Events in the Form 8-K filed by Greenwood Gold Resources, Inc. on March 26, 2012.  The third paragraph in the March 26, 2012 disclosure is amended due to typographical errors in the number of issued and outstanding shares at the time of the reverse split which was unintentionally stated as 21,699,975, as well as issued and outstanding shares after the reverse split which was stated as 424,000.  All other information remains the same as provided in the original filing.

The paragraph is amended to read as follows:

As of that date and for the subsequent 20 days thereafter the Company will trade under the symbol GGRID.
At the time of the reverse split the issued and outstanding shares were 211,699,975.   After giving effect to the reverse split the issued and outstanding shares will be 424,500 after giving effect to the round up of shares.

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

On February 6, 2012, the Board of Directors of Greenwood Gold Resources, Inc., a corporation organized under the laws of the State of Nevada (the “Company”) and the controlling shareholder of the Company approved the reverse split of the issued and outstanding shares of the Company on the basis of 1 share for every 500 shares then  issued and outstanding.   The record date for the reverse split was set at February 20, 2012.

On March 22, 2012, FINRA advised the Company that they have finalized their review and that the Effective Date for the reverse split is March 23, 2012.

As of that date and for the subsequent 20 days thereafter the Company will trade under the symbol GGRID.
At the time of the reverse split the issued and outstanding shares were 211,699,975.   After giving effect to the reverse split the issued and outstanding shares will be 424,500 after giving effect to the round up of shares.

The action for the reverse split was undertaken by way of NRS78-2055 of the Nevada Revised Statutes whereby:

“A corporation that desires to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series may do so if:
(a) The board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares of a class or series; and
(b) The proposal is approved by the vote of stockholders holding a majority of the voting power of the affected class or series, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restrictions on the voting power of the affected class or series.
2. If the proposal required by subsection 1 is approved by the stockholders entitled to vote, the corporation may reissue its stock in accordance with the proposal after the effective date and time of the change.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWOOD GOLD RESOURCES INC.

Dated: March 28, 2012	By:	/s/ Charles Miller
	Name:	Charles Miller
`	Title:	President/Chief Executive Officer